   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER  14, 1998

                             REGISTRATION NO. 333-

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ----------------------



                              GLOBAL CROSSING LTD.
             (Exact name of Registrant as specified in its charter)


                            BERMUDA                                           98-0189783
(State or other jurisdiction of incorporation or organization)    (I.R.S. Employer Identification Number)


                                 WESSEX HOUSE
                                45 REID STREET
                            HAMILTON HM12, BERMUDA
                                (441) 296-8600
   (Address, including zip code, of Registrant's principal executive office)


                1998 Global Crossing Ltd.  Stock Incentive Plan
                           (Full title of the Plan)

                                CT Corporation
                          1633 Broadway, 23/rd/ Floor
                           New York, New York 10019
                                (212) 479-8200
(Name, address, including zip code and telephone number, including area code, of agent for service)


                                  COPIES TO:
        D. RHETT BRANDON, ESQ.                   JAMES C. GORTON, ESQ.
      SIMPSON THACHER & BARTLETT                 GLOBAL CROSSING LTD.
         425 LEXINGTON AVENUE               150 EL CAMINO DRIVE, SUITE 204
    NEW YORK, NEW YORK 10017-3954           BEVERLY HILLS, CALIFORNIA 90212
            (212) 455-2000                          (310) 385-5200

                                --------------

                        CALCULATION OF REGISTRATION FEE

============================================================================================================
                                                               PROPOSED
                                            AMOUNT TO          MAXIMUM     PROPOSED MAXIMUM      AMOUNT OF
                                               BE           OFFERING PRICE AGGREGATE OFFERING   REGISTRATION
  TITLE OF SECURITIES TO BE REGISTERED     REGISTERED        PER SHARE (a)    PRICE (a)          FEE (a)
------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value per share      16,607,865         $40.3125         $669,504,558       $186,122
============================================================================================================

(a) Pursuant to Rule 457(h)(1) under the Securities Act of 1933, the proposed maximum offering price per share, the proposed maximum aggregate offering price and the amount of registration fee have been computed on the basis of the average of the bid and asked price of the Common Stock quoted on the Nasdaq National Market System on December 9, 1998.

                                    PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.   Plan Information*

ITEM 2.   Registrant Information and Employee Plan Annual Information*


* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from the Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "Act") and Note to Part I of Form S-8.


                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



ITEM 3.   Incorporation of Documents by Reference

   The following documents filed by Global Crossing Ltd. (the "Company" or the "Registrant") with the Securities and Exchange Commission (the "Commission") are hereby incorporated by reference in this Registration Statement:

    (a) The Company's Registration Statement on Form S-4 (Registration No. 333-61457) filed on August 14, 1998, as amended.

    (b) The Company's Quarterly Report on Form 10-Q filed for the quarter ended September 30, 1998.

    (c) The description of the Company's capital stock contained in the Company's Registration Statement on Form S-4 (Registration No. 333-61457) filed on August 14, 1998, as amended.

   All documents filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement indicating that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.   Description of Securities

   Not required.

ITEM 5.   Interests of Named Experts and Counsel

   Not required.

ITEM 6.   Indemnification of Directors and Officers

   No provision is made in Bermuda statutory law for indemnification of officers and directors.

   The Bye-Laws of the Registrant provide for indemnification of the Registrant's officers and directors against all liabilities, loss, damage or expense incurred or suffered by such party as an officer or director of the Registrant; provided that such indemnification shall not extend to any other matter which would render it void pursuant to the Companies Acts as in effect from time to time in Bermuda.

   The directors and officers of the Company are covered by directors' and officers' insurance policies maintained by the Company.

ITEM 7.   Exemption from Registration Claimed

     Not applicable.

ITEM 8.    Exhibits

   The following exhibits are filed as part of this Registration Statement:

EXHIBIT
NUMBER                                                  EXHIBIT
-------                                                 -------
    3.1  Memorandum of Association of Global Crossing Ltd., dated March 5, 1998 (incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (Registration No. 333-
         53393) filed on May 22, 1998, as amended)

    3.2  Amended and Restated Bye-Laws of Global Crossing Ltd. (incorporated herein by reference to
         Exhibit 3.4 to the Company's Registration Statement on Form S-4 (Registration No. 333-61457) filed on August 14, 1998, as amended)

    4.1  1998 Global Crossing Ltd. Stock Incentive Plan

    5.1  Opinion of Appleby, Spurling & Kempe

   23.1  Consent of Arthur Andersen & Co.

   23.2  Consent of Appleby, Spurling & Kempe (included in Exhibit 5.1)

   24.1  Power of Attorney (included on signature page)


ITEM 9.   Undertakings

The undersigned Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

    (i)  to include any prospectus required by Section 10(a)(3) of the Act;

    (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement (except to the extent the information required to be included by clauses (i) or (ii) is contained in periodic reports filed by the Company pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference into this Registration Statement);

    (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

(2) That, for the purposes of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for purposes of determining any liability under the Act, each filing of the Registrant's annual report pursuant to Section

13(a) or 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 14th day of December, 1998.



                           GLOBAL CROSSING LTD.
                               (Registrant)


                           By      /s/ John M. Scanlon
                             --------------------------------------
                           NAME:  JOHN M. SCANLON
                           TITLE:  CHIEF EXECUTIVE OFFICER



                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of GLOBAL CROSSING LTD. (the "Company") in their respective capacities set forth below constitutes and appoints GARY WINNICK, LODWRICK COOK, JOHN SCANLON, ABBOTT BROWN and DAN J. COHRS, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of shares of Common Stock of the Company ("Common Stock") issuable to employees pursuant to the Company's 1998 Stock Incentive Plan to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation, the power and authority to sign the name of the undersigned individual in the capacity indicated below opposite the name of such individual to the Registration Statement on Form S-8 or any Form relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to sign any and all amendments (including post-effective amendments) and supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on December 14, 1998 by or on behalf of the following persons in the capacities indicated with the registrant.

                SIGNATURE                              TITLE
                ---------                              -----

       /s/ Gary Winnick                    Co-Chairman of the Board and Director
-----------------------------------------
        Gary Winnick


    /s/ Lodwrick Cook                      Co-Chairman of the Board and Director
-----------------------------------------
     Lodwrick Cook

  /s/ Thomas J. Casey                      Vice-Chairman of the Board and Managing Director
-----------------------------------------
   Thomas J. Casey

  /s/ John M. Scanlon                      Chief Executive Officer and Director
-----------------------------------------
   John M. Scanlon

     /s/ David Lee                         President, Chief Operating Officer and Director
-----------------------------------------
      David Lee

   /s/ Barry Porter                        Senior Vice President and Director
-----------------------------------------
     Barry Porter

    /s/ Abbott Brown                       Senior Vice President and Director
-----------------------------------------
     Abbott Brown

    /s/ Dan J. Cohrs                       Senior Vice President and Chief Financial Officer
-----------------------------------------
     Dan J. Cohrs

      /s/ Jay Bloom                        Director
-----------------------------------------
       Jay Bloom

     /s/ William E. Conway                 Director
-----------------------------------------
      William E. Conway

     /s/ Dean Kehler                       Director
-----------------------------------------
      Dean Kehler

   /s/ Geoffrey J.W. Kent                  Director
-----------------------------------------
    Geoffrey J.W. Kent

     /s/ Jay Levine                        Director
-----------------------------------------
      Jay Levine

  /s/ Toshiaki Ogasawara                   Director
-----------------------------------------
   Toshiaki Ogasawara

     /s/ William Phoenix                   Director
-----------------------------------------
      William Phoenix

    /s/ Bruce Raben                        Director
-----------------------------------------
     Bruce Raben

   /s/ Michael Steed                       Director
-----------------------------------------
    Michael Steed

     /s/ Hillel Weinberger                 Director
-----------------------------------------
      Hillel Weinberger

                           AUTHORIZED REPRESENTATIVE

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below on the City of Los Angeles, State of California on December 14, 1998 by the undersigned as the duly authorized representative of the registrant in the United States.






                                           /s/ John M. Scanlon
                                ---------------------------------------
                                             John M. Scanlon

                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                                                  EXHIBIT
-------                                                 -------
    3.1  Memorandum of Association of Global Crossing Ltd., dated March 5, 1998 (incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (Registration No. 333-
         53393) filed on May 22, 1998, as amended)

    3.2  Amended and Restated Bye-Laws of Global Crossing Ltd. (incorporated herein by reference to
         Exhibit 3.4 to the Company's Registration Statement on Form S-4 (Registration No. 333-61457) filed on August 14, 1998, as amended)

    4.1  1998 Global Crossing Ltd. Stock Incentive Plan

    5.1  Opinion of Appleby, Spurling & Kempe

   23.1  Consent of Arthur Andersen & Co

   23.2  Consent of Appleby, Spurling & Kempe (included in Exhibit5.1)

   24.1  Power of Attorney (included on signature page)